UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported): August 2, 2017

Omega Protein Corporation
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-14003 (Commission File Number)	76-0562134 (I.R.S. Employer Identification No.)

2105 City West Blvd., Suite 500 Houston, Texas (Address of principal executive offices)	77042 (Zip Code)

(713) 623-0060
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 2.02. Results of Operations and Financial Condition

On August 2, 2017, Omega Protein Corporation (the “Company”) issued a press release reporting the Company’s earnings for the quarter ended June 30, 2017. For additional information regarding the Company’s second quarter earnings, please refer to the Company’s press release attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated into this Item 2.02 by reference.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of business acquired.

        None.

(b)	Pro Forma Financial Information.

               None.

(c)	Shell Company Transactions.

        None.

(d)	Exhibits.

99.1	Text of Press Release dated August 2, 2017 titled “Omega Protein Announces Second Quarter 2017 Financial Results.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Omega Protein Corporation

Dated: August 2, 2017	/s/John D. Held
John D. Held
Executive Vice President and General Counsel